Finance income and costs (Tables)	6 Months Ended
Sep. 30, 2025
Analysis of income and expense [abstract]
Schedule of finance income and costs

	2025	2024
Six months ended 30 September	£m	£m
Finance income
Interest income from financing activities	126	143
Net interest on pensions and other post-retirement benefit obligations	50	50
Net gains on financial assets at fair value through profit and loss	2	3
Other interest income	30	38
	208	234
Finance costs
Interest expense on financial instruments[1]	(999)	(950)
Unwinding of discount on provisions and other liabilities	(63)	(64)
Net losses on derivative financial instruments[2]	(63)	(15)
Other interest	(11)	(21)
Less: interest capitalised[3]	189	134
	(947)	(916)

Net finance costs	(739)	(682)
1.Finance costs include principal accretion on inflation-linked debt of £115 million (2024: £87 million) and principal accretion on inflation-linked swaps of £nil (2024: £4 million income).
2.Includes a net foreign exchange gain on borrowing activities, offset by foreign exchange gains and losses on financing derivatives measured at fair value.
3.Interest on funding attributable to assets in the course of construction in the current period was capitalised at a rate of 4.5% (2024: 4.3%). In the UK, capitalised interest qualifies for a current year tax deduction with tax relief claimed of £27 million (2024: £16 million). In the US, capitalised interest is added to the cost of property, plant and equipment and qualifies for tax depreciation allowances.